September 24, 2018

RE: Report on Internal Controls - Highland Funds I

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant's controls and procedures over financial reporting. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's controls and procedures over financial reporting were ineffective due to a material weakness determination for the Highland Opportunistic Credit
Fund relating to a management review control over certain hard-to-value securities that was not designed at an appropriate level of precision to assess the reasonableness and reliability of certain inputs to the fair value model. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement in our annual or interim financial statements will not be prevented or detected on a timely basis. The control deficiency resulted in no material misstatement to the Highland
Opportunistic Credit Fund's financial statements.

Remediation Plan. We are currently developing our plans to remediate the material weakness described above. Management is designing additional procedures to strengthen its management review control over the reasonableness and reliability of significant and highly subjective unobservable inputs to the fair value model, including enhancing the supporting documentation to be prepared and maintained.